                                                                    Exhibit 31.2

                            Section 302 Certification

I, Paul A. deBary, certify that:

1. I have reviewed this annual report on Form 10-KSB of the registrant  Catskill
Litigation Trust;

2.  Based on my  knowledge,  this  annual  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects  the  financial  condition,  results  of  operations  and cash flows of
Catskill  Litigation Trust as of, and for, the periods  presented in this annual report;

4. Catskill  Litigation  Trust's other certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

     a)  designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating to Catskill Litigation Trust, (which has no consolidated  subsidiaries),  is made known to us by others, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of Catskill  Litigation  Trust's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this annual report based on such evaluation; and

     c)  disclosed in this annual  report any change in the Catskill  Litigation
Trust's internal control over financial reporting that occurred during it's most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. Catskill  Litigation  Trust's other certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to Catskill  Litigation  Trust's auditors and any persons performing the equivalent functions of an audit committee of Catskill Litigation Trust):

     a) all significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  Catskill  Litigation  Trust's  ability  to record, process, summarize and report financial information; and

     b) any fraud,  whether or not material,  that involves  management or other employees who have a significant  role in Catskill  Litigation  Trust's internal control over financial reporting.

Date: March 27, 2006                         /s/ Paul A. deBary
                                           -------------------------------------
                                           Name:  Paul A. deBary
                                           Title: Acting Chief Financial Officer